UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2018 (July 23, 2018)

Synovus Financial Corp.

(Exact name of registrant as specified in its charter)

Georgia	1-10312	58-1134883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (706) 649-2311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2018, Synovus Financial Corp. (“Synovus”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Synovus, FCB Financial Holdings, Inc. (“FCB”) and Azalea Merger Sub Corp. (“Merger Sub”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into FCB (the “Merger”), with FCB continuing as the surviving entity. Immediately after the Merger, FCB will merge with and into Synovus (the “Upstream Merger”), with Synovus continuing as the surviving entity. At the effective time of the Merger (the “Effective Time”), each outstanding share of FCB Class A common stock, par value $0.001 per share (“FCB Class A Common Stock”), will be converted into the right to receive, without interest, 1.055 shares (the “Exchange Ratio” and such shares, the “Merger Consideration”) of Synovus common stock, par value $1.00 per share (“Synovus Common Stock”).

Further, at the Effective Time, each FCB option granted by FCB to purchase shares of FCB Class A Common Stock, whether or not vested, and each unvested time-vested restricted stock unit (other than those restricted stock units held by non-employee directors), in each case granted under the FCB stock incentive plans, will be converted into awards covering Synovus Common Stock, with appropriate adjustments to reflect application of the Exchange Ratio. Unvested restricted stock units held by non-employee directors, vested time-vested restricted stock units, performance-vested restricted stock units and shares of restricted stock, whether or not vested, in each case granted under the FCB stock incentive plans, will be cancelled at the Effective Time in exchange for Merger Consideration (with any performance-based vesting condition applicable to any share of restricted stock or performance-vested restricted stock unit deemed to have been fully achieved (or, if the award contemplates multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time). Each cash phantom unit award granted under the FCB stock incentive plans will fully vest as of the Effective Time (with any performance-based vesting condition applicable to such awards deemed to have been fully achieved (or, if the award contemplates multiple levels of achievement, achieved at the greater of the target level and the level of performance projected as of the Effective Time) and shall be cancelled and converted automatically into the right to receive an amount in cash equal to the product of (x) the Exchange Ratio and (y) the average closing price of the Synovus Common Stock for the five full trading days preceding the effective date of the Merger, in respect of each share of FCB Class A Common Stock underlying such award.

The Merger Agreement contains customary representations and warranties from both Synovus and FCB, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of FCB’s and Synovus’ businesses during the interim period between the execution of the Merger Agreement and the Effective Time, and in the case of FCB, its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, to recommend that its stockholders adopt the Merger Agreement, and its non-solicitation obligations relating to alternative acquisition proposals, and in the case of Synovus, its obligation to call a meeting of its shareholders to approve the issuance of shares of Synovus Common Stock in connection with the Merger as contemplated by the Merger Agreement (the “Share Issuance”), and, subject to certain exceptions, to recommend that its shareholders approve the Share Issuance.

The completion of the Merger is subject to customary conditions, including, among others, (1) the adoption of the Merger Agreement by the holders of FCB Class A Common Stock, (2) the approval of the Share Issuance by the holders of Synovus Common Stock, (3) authorization for listing on the New York Stock Exchange of the shares of Synovus Common Stock to be issued in the Merger, (4) the effectiveness under the Securities Act of the registration statement on Form S-4 for the Synovus Common Stock to be issued in the Merger, (5) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (6) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System and the Georgia Department of Banking and Finance. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, generally subject to a material adverse effect qualification, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Synovus and FCB and further provides that a termination fee of $93.5 million will be payable by FCB or Synovus to the other party, as applicable, upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement was unanimously approved by the boards of directors of both Synovus and FCB.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Synovus and FCB instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Synovus or FCB, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Synovus, FCB, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of FCB and a Prospectus of Synovus, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Synovus and FCB make with the SEC.

Concurrently with the signing of the Merger Agreement, Synovus also entered into five-year employment agreements with Kent Ellert, the President and Chief Executive Officer of FCB, and James Baiter, FCB’s Executive Vice President and Chief Credit Officer. These employment agreements, which will become effective upon the closing of the Merger, provide that Mr. Ellert will serve as Executive Vice President of Synovus and President of Florida Region, and that Mr. Baiter will serve as Regional Credit Officer– Florida. The employment agreements also provide for the grant to Messrs. Ellert and Baiter at the Merger closing of restricted stock units vesting on the third and the fifth anniversaries of the closing, subject to the executive’s continued employment and, for a portion of such units, the achievement of certain performance criteria, as well as other provisions relating to annual salary, bonus, incentive plan and other compensation terms and non-competition/non-solicitation provisions applicable following the executive’s termination of service with Synovus.

Item 8.01	Other Events

As previously announced, Synovus intends to execute open market share repurchases of the remaining amount of its current repurchase plan (up to approximately $51 million) before the beginning of the proxy solicitation in connection with the Synovus shareholder vote and FCB stockholder vote related to the Merger, and may repurchase additional shares after such votes. The timing and amount of this repurchase activity is subject to market conditions and applicable securities laws.

* * *

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction between Synovus and FCB. In connection with the proposed merger, Synovus will file with the SEC a Registration Statement on Form S-4 that will include the Joint Proxy Statement of Synovus and FCB and a Prospectus of Synovus, as well as other relevant documents regarding the proposed transaction. A definitive Joint Proxy Statement/Prospectus will also be sent to Synovus shareholders and FCB stockholders. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Synovus and FCB, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Synovus at http://investor.synovus.com/Docs or from FCB by accessing FCB’s website at FloridaCommunityBank.com. Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Synovus Investor Relations at Investor Relations, Synovus Financial Corp., 1111 Bay Avenue, Suite 500, P.O. Box 120, Columbus, GA 31901, by calling (888) SYNOVUS, or by sending an e-mail to steveadams@synovus.com or to FCB Investor Relations at Investor Relations, FCB Financial Holdings, Inc., 2500 Weston Road, Suite 300, Weston, Florida 33331, by calling (305) 668-5420 or by sending an e-mail to IR@fcb1923.com.

Synovus and FCB and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Synovus shareholders and FCB stockholders in respect of the transaction described in the Joint Proxy Statement/Prospectus. Information regarding Synovus’ directors and executive officers is contained in Synovus’ Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 16, 2018, which are filed with the SEC. Information regarding FCB’s directors and executive officers is contained in FCB’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated April 4, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Synovus’ and FCB’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Synovus’ and FCB’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate any definitive merger agreement between Synovus and FCB; the outcome of any legal proceedings that may be instituted against Synovus or FCB; the ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Synovus shareholders and FCB stockholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the FCB business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of Synovus’ products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	* Agreement and Plan of Merger by and among Synovus Financial Corp., FCB Financial Holdings, Inc. and Azalea Merger Sub Corp., dated as of July 23, 2018.

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and Synovus agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Synovus Financial Corp.
(Registrant)

Date: July 25, 2018	By:	/s/ Allan E. Kamensky
(Signature)

	Name:	Allan E. Kamensky, Esq.
	Title:	Executive Vice President, General Counsel and Secretary